Exhibit 10.21

EXECUTION VERSION

AMENDMENT NO. 3 dated as of July 9, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of March 6, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent.

Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

Amendment No. 1, dated as of April 14, 2015 (the “First Amendment”), to the Credit Agreement extended, from April 30, 2015 to July 29, 2015, the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

Pursuant to Amendment No. 2, dated as of June 30, 2015, to the Credit Agreement, certain Lenders (the “Second Amendment Consenting Lenders”) agreed to amend the “Change of Control” definition set forth in the Credit Agreement and to certain related amendments.

The Borrower has requested an amendment to the Credit Agreement to further extend the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

Each of the Lenders and the Issuing Banks is willing to agree to such amendment on the terms and subject to the conditions set forth herein.

J.P. Morgan Securities LLC has been appointed to act as sole bookrunner and sole lead arranger for this Amendment (in such capacity, the “Amendment Arranger”).

Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. The final paragraph of Section 4.02 of the Credit Agreement is hereby amended to replace the date “July 29, 2015” with the date “October 30, 2015”.

SECTION 2. Ticking Fees. The Ticking Fees (as defined in the First Amendment) that shall have accrued pursuant to the First Amendment from May 1, 2015 through the earliest of (a) the Availability Date, (b) the date of termination of the Commitments and (c) July 29, 2015 shall be due and payable in arrears on the earliest of (i) the Availability

Date, (ii) the date of termination of the Commitments and (iii) July 29, 2015. In the event that (A) the Availability Date shall not have occurred and (B) Commitments shall not have been terminated, in each case, on or prior to July 29, 2015, then the Ticking Fees shall continue to accrue from July 29, 2015 until the earlier of (1) the Availability Date and (2) the date of termination of the Commitments, and shall be due and payable in arrears on such earlier date. All Ticking Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

SECTION 3. Effectiveness. This Amendment shall become effective as of the first date on which:

(a) The Administrative Agent shall have executed this Amendment and shall have received from the Borrower and each of the Lenders and the Issuing Banks either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment.

(b) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that is also a Second Amendment Consenting Lender, the fees required to be paid on the Amendment Effective Date separately agreed with the Amendment Arranger in connection with this Amendment.

(c) The Administrative Agent and the Amendment Arranger shall have received, for their own accounts, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESS MIDSTREAM PARTNERS LP,

by	HESS MIDSTREAM PARTNERS GP LLC, its General Partner

by	/s/ Jonathan C. Stein
	Name:	Jonathan C. Stein
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

by	/s/ Debra Hrelja
	Name:	Debra Hrelja
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Bank of America, N.A.

by	/s/ Bryan Heller
	Name:	Bryan Heller
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

CITIBANK, N.A.

/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Wells Fargo Bank, NA

by	/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Goldman Sachs Bank USA

by	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Morgan Stanley Bank, N.A.

by	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: THE BANK OF NOVA SCOTIA

by	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

BNP Paribas:

by	/s/ Claudia Zarate
	Name:	Claudia Zarate
	Title:	Director

by	/s/ Nicolas Anberree
	Name:	Nicolas Anberree
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

DNB Capital LLC, as a Lender;

by	/s/ Jill Ilski
	Name:	Jill Ilski
	Title:	First Vice President

by	/s/ Asulv Tveit
	Name:	Asulv Tveit
	Title:	First Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: HSBC BANK USA, NATIONAL ASSOCIATION

by	/s/ Douglas A. Whiddon
	Name:	Douglas A. Whiddon
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Sumitomo Mitsui Banking Corporation

by	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by	/s/ Veronica Incera
	Name:	Veronica Incera
	Title:	Managing Director

For any Lender requiring a second signature block:

by	/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Credit Agricole Corporate and Investment Bank

by	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

For any Lender requiring a second signature block:

by	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: ING CAPITAL LLC

by	/s/ Cheryl LaBelle
	Name:	Cheryl LaBelle
	Title:	Managing Director

For any Lender requiring a second signature block:

by	/s/ Hans Beekmans
	Name:	Hans Beekmans
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Intesa Sanpaolo S.p.A.

by	/s/ Glen Binder
	Name:	Glen Binder
	Title:	VP

For any Lender requiring a second signature block:

by	/s/ Franco Di Mario
	Name:	Franco Di Mario
	Title:	FVP and Head of Credit

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Mizuho Bank, Ltd.

by	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory